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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
ENCISION INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ENCISION INC.

4828 Sterling Drive
Boulder, CO 80301

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held August 16, 2004

To Our Shareholders:

        The Annual Meeting of Shareholders of Encision Inc., a Colorado corporation (the "Company"), will be held at 10:00 A.M. Mountain Daylight Time, on August 16, 2004, at the offices of Faegre & Benson LLP, 1900 Fifteenth Street, Boulder, Colorado, 80302, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement.

  1.
  To elect five (5) Directors;

  2.
  To approve the amendment of the Encision Inc. 1997 Stock Option Plan;

  3.
  To approve of the appointment of Gordon, Hughes & Banks, LLP as the Company's independent public accountants, and;

  4.
  To transact such other business as may properly come before the meeting, or any adjournment thereof.

        All shareholders are cordially invited to attend the meeting, although only shareholders of record at the close of business on June 14, 2004, will be entitled to notice of, and to vote at, the meeting or any and all adjournments thereof.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ ROGER C. ODELL Roger C. Odell Chairman of the Board
July 20, 2004

PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. YOUR PROMPT RETURN OF THE PROXY WILL HELP TO ASSURE A QUORUM AT THE MEETING AND AVOID ADDITIONAL COMPANY EXPENSE FOR FURTHER SOLICITATION. YOUR PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED.

ENCISION INC.

4828 Sterling Drive
Boulder, CO 80301

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

To Be Held August 16, 2004

SOLICITATION OF PROXIES

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Encision Inc., a Colorado corporation (the "Company"), for use at the Annual Meeting of Shareholders of the Company to be held at 10:00 A.M. Mountain Daylight Time, on August 16, 2004, at the offices of Faegre & Benson LLP, 1900 Fifteenth Street, Boulder, Colorado, 80302 and at any and all adjournments of such meeting.

        If the enclosed Proxy Card is properly executed and returned in time to be voted at the meeting, the shares of Common Stock represented will be voted in accordance with the instructions contained therein. Executed proxies that contain no instructions will be voted for each of the nominees for director indicated herein. It is anticipated that this Proxy Statement and the accompanying Proxy Card and Notice of Annual Meeting will be mailed to the Company's shareholders on or about July 20, 2004.

        Shareholders who execute proxies for the Annual Meeting may revoke their proxies at any time prior to their exercise by delivering written notice of revocation to the Company, by delivering a duly executed Proxy Card bearing a later date, or by attending the meeting and voting in person.

        The costs of the meeting, including the costs of preparing and mailing the Proxy Statement, Notice of Annual Meeting and Proxy Card, will be borne by the Company. The Company may, in addition, use the services of its directors, officers and employees to solicit proxies, personally or by telephone, but at no additional salary or compensation. The Company will also request banks, brokers, and others who hold shares of Common Stock of the Company in nominee names to distribute annual reports and proxy soliciting materials to beneficial owners, and will reimburse such banks and brokers for reasonable out-of-pocket expenses which they may incur in so doing.

OUTSTANDING CAPITAL STOCK

        The record date for shareholders entitled to vote at the Annual Meeting was June 14, 2004. At the close of business on that day, there were 5,859,709 shares of no par value Common Stock (the "Common Stock") of the Company outstanding and entitled to vote at the meeting. Each share of Common Stock is entitled to one vote.

QUORUM AND VOTING

        The presence in person or by proxy of the holders of a majority of the total issued and outstanding shares of Common Stock of the Company which are entitled to be voted at the Annual Meeting is necessary in order to constitute a quorum for the meeting. If a quorum is present, directors will be elected by a plurality of the votes present in person or by proxy. The aggregate number of votes cast by all shareholders present in person or by proxy will be used to determine whether a proposal will carry. Thus, in the case of the election of directors, an abstention from voting has no effect on the item on which the shareholder abstained from voting. In addition, broker "non-votes" will be counted for purposes of attaining a quorum.

ACTION TO BE TAKEN AT THE MEETING

        The accompanying proxy, unless the shareholder otherwise specifies in the proxy, will be voted (1) FOR the election of each of the five nominees named herein for the office of Director, (2) FOR approval of the amendment of the Encision Inc. 1997 Stock Option Plan, (3) FOR approval of the appointment of Gordon, Hughes & Banks, LLP as the Company's independent public accountants and (4) at the discretion of the proxy holders, on any other matter that may properly come before the meeting or any adjournment thereof.

        Where shareholders have appropriately specified how their proxies are to be voted, they will be voted accordingly. If any other matter of business is brought before the meeting, the proxy holders may vote the proxies at their discretion. The directors do not know of any such other matter of business.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth as of June 15, 2004, the number of shares of the Company's Common Stock owned by any person who is known by the Company to be the beneficial owner of more than 5% of the Company's voting securities, by all individual Directors, by all Named Executive Officers and by all Officers and Directors as a group:

Beneficial Owner(1)	Shares Beneficially Owned(2)	Percent of Class
Vern D. Kornelsen(3)	1,878,443	32.1%
James A. Bowman(4)	666,574	10.8%
David W. Newton(5)	299,794	5.1%
Roger C. Odell(6)	65,766	1.1%
Robert H. Fries(7)	10,000	*
All executive officers and directors as a group (9 Persons)(8)	3,079,549	48.3%
Other Shareholders holding 5% or more:
CMED Partners LLLP(9)	1,830,222	30.9%
Wasatch Advisors, Inc.(10)	577,584	9.9%

*
Less than 1%.

(1)
The address of each director and officer of the Company is 4828 Sterling Drive, Boulder, CO 80301.

(2)
Shares not outstanding but deemed beneficially owned by virtue of the individual's right to acquire them as of June 15, 2004, or within 60 days of such date, are treated as outstanding when determining the percent of the class owned by such individual and when determining the percent owned by the group. Unless otherwise indicated, each person named or included in the group has sole voting and investment power with respect to the shares of Common Stock set forth opposite the shareholder's name.

(3)
Includes 48,221 shares owned directly and 1,830,222 shares owned by CMED Partners LLLP, of which Mr. Kornelsen is the General Partner.

(4)
Includes 334,574 shares issuable pursuant to options exercisable as of June 15, 2004, or within 60 days of such date.

(5)
Includes 20,845 shares issuable pursuant to options exercisable as of June 15, 2004, or within 60 days of such date.

(6)
Includes 2,200 shares issuable pursuant to options exercisable as of June 15, 2004, or within 60 days of such date.

(7)
Includes 10,000 shares issuable pursuant to options exercisable as of June 15, 2004, or within 60 days of such date.

(8)
Includes 512,307 shares issuable pursuant to options exercisable as of June 15, 2004, or within 60 days of such date.

(9)
The address of CMED Partners LLLP is 4605 Denice Drive, Englewood, CO 80111.

(10)
Based on Amendment No. 2 to Schedule 13G, filed March 11, 2004. The address of Wasatch Advisors, Inc. is 150 Social Hall Avenue, Salt Lake City, UT 84111.

ELECTION OF DIRECTORS
(Proxy Item #1)

        The Company's Board of Directors has nominated the five persons listed below for election as directors for the ensuing year, each to hold office until the 2005 Annual Meeting of Shareholders and until their successors are duly elected and qualified, or until their death, resignation or removal. A shareholder using the enclosed proxy form can vote for all or any of the nominees of the Board of Directors or such shareholder may withhold his or her vote from all or any of such nominees. If the proxy card is properly executed but not marked, it will be voted for all of the nominees. Each of the nominees has agreed to serve as a director if elected; however, should any nominee become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board of Directors of the Company may recommend. There are no family relationships among these nominees.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NOMINEE FOR THE BOARD OF DIRECTORS.

        The following table sets forth the Directors of the Company, their ages as of March 31, 2004, and positions, offices held with the Company:

Name	Age	Position
Vern D. Kornelsen(1,2)	71	Director
Robert H. Fries(1,2)	55	Director
John R. Serino	56	Director President & CEO
David W. Newton	57	Director Co-Founder, VP—Technology
Roger C. Odell	53	Director Co-Founder and Chairman of the Board, VP—Business Development

(1)
Member of the Audit Committee

(2)
Member of the Compensation Committee

        All directors hold office until the next annual meeting of shareholders or until their successors have been duly elected and qualified. Executive officers of the Company are appointed by, and serve at the discretion of, the Board of Directors. The Board of Directors has an Audit Committee and a Compensation Committee. There is no family relationship between any director of the Company and any other director or officer of the Company.

        Vern D. Kornelsen, a co-founder of the Company, served on the Board of Directors of the Company and as the Chief Financial Officer from 1991 through February of 1997. He was re-elected to the Board in April 1998. Mr. Kornelsen is the General Partner of CMED Partners LLLP, a major shareholder of the Company. Mr. Kornelsen is a retired CPA, having practiced as a certified public accountant in the state of Colorado for many years. For the past 5 years, he has been active in managing 2 investment partnerships, of which he is the general partner, as well as serving as an officer and director of several private companies of which he is the controlling stockholder. Mr. Kornelsen holds a bachelor's degree in business from the University of Kansas.

        Robert H. Fries was appointed to the Board of Directors effective June 2003. Mr. Fries is founder and President of FinanceVision Services, Inc. and has served as a finance executive with a broad range of large public multinational companies. Since March 2000, he has provided the Company with financial consulting services. Mr. Fries' credentials include a Masters in Business Administration from St. John's University, New York, a CPA and a Juris Doctorate degree.

        John R. Serino has been President & Chief Executive Officer of the Company since July 2004. Mr. Serino is a veteran medical industry executive with over 15 years in the medical device business. From 2000 until 2004, Mr. Serino was with Quinton Cardiology Inc. as its Vice President of Sales and Marketing, where he was a member of its turnaround management team. From 1995 until 1999, he was with PLC Medical Systems, which pioneered CO2 laser systems for the treatment of patients with severe coronary artery disease, as its Vice President of Sales and Marketing. Mr. Serino holds an MBA degree from the University of La Verne and a bachelor of science degree.

        David W. Newton, a co-founder of the Company, has been Vice President and a Director of the Company since its inception in 1991. From 1989 until 1991, Mr. Newton was President of Newton Associates, Inc., a contract engineering firm. From 1985 to 1989, Mr. Newton was President of Tienet, Inc., a developer of integrated computer systems. Mr. Newton has an additional 14 years of experience as an electrical engineer designing electrosurgical generators and related accessories. Mr. Newton holds nine patents in the field of medical electronic equipment and holds a bachelor's degree in electrical engineering from the University of Colorado.

        Roger C. Odell, the Chairman of the Company's Board of Directors, is a co-founder and Vice President of Business Development of the Company and has been a Director since its inception. From 1976 until 1991, Mr. Odell was employed at Valleylab in a variety of increasingly responsible engineering capacities, primarily involving electrosurgical products. Mr. Odell holds an associate of applied science degree in electrical engineering from Alfred State University.

Director Meetings

        During the fiscal year ended March 31, 2004, there were twelve meetings of the Board of Directors. Except for Mr. Odell, who missed one meeting, and Mr. Serino who was not a director at the time, all directors nominated for re-election to the Board attended all of the meetings of the Board and committees of the Board on which they were members during fiscal year 2004. There was one meeting of the Audit Committee and one meeting of the Compensation Committee, both attended by all Directors who were members of the committees at the time of the meetings.

        The Company encourages our incumbent directors to attend the Annual Meeting of Shareholders, subject to their travel schedule and other demands on their time. All incumbent directors attended the 2003 Annual Meeting of Shareholders.

        The Company presently complies with the board of director independence requirements of the American Stock Exchange (the "Exchange"), as currently in effect and applicable to the Company. However, on December 1, 2003, the Exchange adopted new listing standards for companies that list on the Exchange, including a requirement that the board of directors of a small business issuer, such as the Company, must be comprised of a majority of independent directors. Recognizing the challenges that small business issuers face in meeting the new listing requirements, the Exchange has given small business issuers until July 31, 2005 to comply with the new requirements. The Company intends to satisfy the new director independence standards on or before the July 31, 2005 compliance date.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and holders of more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock of the Company. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during the fiscal year ended March 31, 2004 and Forms 5 and amendments thereto furnished to the Company with respect to the fiscal year ended March 31, 2004, to the best of the Company's knowledge, the Company's directors, officers and holders of more than 10% of its Common Stock have not complied with all Section 16(a) filing requirements, as explained below.

  Vern D. Kornelsen, a director, filed four Forms 4 late, reporting a total of four transactions.
  Marcia K. McHaffie, an officer, filed one Form 4 late, reporting one transaction.

EXECUTIVE COMPENSATION

Summary Compensation

        The following table sets forth certain information regarding compensation earned or awarded the Former President and Chief Executive Officer of the Company (the "Named Executive Officer") during the Company's last three fiscal years ended March 31, 2004, 2003 and 2002. No other executive officer of the Company received total salary and bonus compensation in excess of $100,000 for the fiscal year ended March 31, 2004.

Summary Compensation Table

		Annual Compensation			Long Term Compensation Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Securities Underlying Options/# of Shares
James A. Bowman, Former Director, President & CEO	2004 2003 2002	175,000 125,000 95,000	0 0 0	0 0 0	0 0 0

        Mr. Bowman resigned as our President and CEO on June 25, 2004. Mr. John R. Serino, whose employment with the Company began July 6, 2004, will receive annual compensation of $175,000 and a one-time signing bonus of $15,000. The Board of Directors also granted him 200,000 options to purchase shares of the Company's common stock at $2.85 per share, subject to shareholder approval of the amendment to the Company's 1997 Stock Option plan set forth in Proxy Item #2. The option will terminate five years after the date of grant.

        The following table sets forth the executive officers of the Company, their ages as of March 31, 2004, and positions, offices held with the Company:

Name	Age	Position
John R. Serino	56	President & CEO
David W. Newton	57	VP—Technology
Marcia McHaffie	58	Controller, Treasurer, Corporate Secretary
Judith King	54	VP—Regulatory Affairs & Quality Assurance
Richard Smoot	44	VP—Operations
Diane Keyser	38	VP—Engineering

Compensation of Directors

        The Company's outside Directors receive $1,000 per month for their services and are reimbursed for their out-of-pocket expenses incurred in connection with their directorship.

Nominations for Director

        The Company does not have a standing nominating committee. Each director participates in decisions relating to making the Company's nominations for directors. The Board of Directors believes that, considering the size of the Company and the Board of Directors, nominating decisions can be easily made on a case-by-case basis and there is no need for the added formality of a nominating committee.

        The Exchange's revised listing standards include new requirements relating to director nominations for companies listed on the Exchange, including a requirement that nominating committees be comprised entirely of independent directors or that nominations for board seats be made by a majority of a listed company's independent directors. The Company's Board intends to comply with the new Exchange requirements by July 31, 2005.

        The Board of Directors does not have an express policy with regard to the consideration of any director candidates recommended by our shareholders since the Board believes that it can adequately evaluate any such nominees on a case-by-case basis. The Board will consider director candidates proposed in accordance with the procedures set forth below under "Other Matters", and will evaluate shareholder-recommended candidates under the same criteria as internally generated candidates. Although the Board does not currently have formal minimum criteria for nominees, substantial relevant business and industry experience would generally be considered important qualifying criteria, as would the ability to attend and prepare for board, committee and stockholder meetings. Any candidate must state in advance his or her willingness and interest in serving on our Board and its Committees.

Shareholder Communications with Directors

        The Company's Board does not presently provide a formal process for shareholders to send communications to the Board. Shareholders and other interested parties wishing to contact any member (or all members) of the Board of Directors or any committee of the Board may do so by mail, addressed, either by name or title, to the Board of Directors or to any such individual director or group or committee of the directors, and that all such correspondence should be sent to the Company's principal office. The Board of Directors intends to continuously evaluate its communication process with the Company's shareholders, and may adopt additional procedures to facilitate shareholder communications with the Company's Board, consistent with standards of professionalism and the Company's administrative resources.

Stock Options

        On February 14, 1991, the Board of Directors and the shareholders of the Company adopted a stock option plan (the "1991 Plan") providing for grants of stock options, stock appreciation rights and/or supplemental bonuses to employees and directors of the Company who are also employees. The 1991 Plan permitted the granting of incentive stock options meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended and also nonqualified stock options, which do not meet the requirements of Section 422. As of March 31, 2004, options to purchase an aggregate of 249,762 shares of Common Stock (net of options canceled) had been granted pursuant to the 1991 Plan and 187,562 options had been exercised. The 1991 Plan expired on February 14, 2002 and no further stock options could be granted after that date.

        On August 15, 1997, the shareholders of the Company approved the adoption of the 1997 Stock Option Plan (the "1997 Plan") providing for grants of stock options and/or supplemental bonuses to employees and directors of the Company. The Plan permits the granting of incentive stock options meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, and also nonqualified stock options which do not meet the requirements of Section 422. As approved by the shareholders, the Company had reserved 800,000 shares of its Common Stock for issuance upon exercise of options granted under the 1997 Plan.

        On July 24, 2002, the shareholders of the Company approved an amendment by the Board of Directors of the Company to increase the number of common shares reserved for issuance under the 1997 Plan by 100,000 shares, to a total of 900,000 from 800,000 shares of common stock subject to adjustment for dividend, stock split or other relevant changes in the Company's capitalization. As of March 31, 2004, options to purchase an aggregate of 860,304 shares of Common Stock (net of options canceled) had been granted pursuant to the 1997 Plan and 121,685 options had been exercised.

        As of March 31, 2004, the market value of all shares of Common Stock subject to outstanding options was $3,195,268 (based upon the closing price as reported on the American Stock Exchange on such date). The Compensation Committee of the Board of Directors administers the Stock Option Plan.

        The following table sets forth certain information regarding the number and value of exercisable and unexercisable options to purchase shares of Common Stock held as of the end of the Company's 2004 fiscal year by the Named Executive Officer:

AGGREGATED 2004 FISCAL YEAR END
OPTION EXERCISES AND OPTION VALUES

			Number of Shares Underlying Unexercised Options at March 31, 2004 (#)		Value of Unexercised in-the-Money Options at March 31, 2004 ($)
Name	Shares Acquired on Exercise (#)	Value Realized ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
James A. Bowman	25,000	74,250	331,964	3,036	937,550	10,975

APPROVAL OF THE AMENDMENT OF THE 1997 STOCK OPTION PLAN
(Proxy Item #2)

        On June 25, 2004, the Board of Directors amended, subject to shareholder approval, the Encision Inc. 1997 Stock Option Plan (the "Plan"). The number of common shares reserved for issuance under the Plan was increased by 300,000 shares, to a total of 1,200,000, subject to adjustment for dividend, stock split or other relevant changes in the Company's capitalization. The Plan, as proposed to be amended, is summarized below.

        The purpose of the Plan is to promote the interests of the Company and its shareholders by helping the Company to attract, retain and motivate key employees of the Company. The Board of Directors and shareholders of the Company originally adopted the Plan on August 15, 1997.

        The Board of Directors believes that the Plan has been of material benefit to the Company by assisting the Company in attracting, retaining and motivating key employees of proven ability. The Board of Directors also believes that the best interests of the Company and its shareholders require that the Company continue to be in a position to offer options to current and prospective key personnel of the Company.

        As of May 31, 2004, options to purchase an aggregate of 880,304 shares of Common Stock (net of options canceled) had been granted pursuant to the Plan and 135,368 options had been exercised. In addition to options outstanding under the 1997 Plan, there are 62,200 shares subject to outstanding options under the Encision 1991 Stock Option Plan (the "1991 Plan"). The Company no longer issues options pursuant to the 1991 Plan. As of March 31, 2004, the market value of all shares of Common Stock subject to outstanding options was $2,744,262 (based upon the closing price as quoted on the American Stock Exchange on May 28, 2004).

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT OF THE 1997 PLAN INCREASING THE NUMBER OF COMMON SHARES AVAILABLE FOR ISSUANCE THEREUNDER BY 300,000 SHARES.

        The amendment to the Plan will be approved if the number of votes cast favoring the action exceed the number of votes cast opposing the action. Unless otherwise specified, proxies solicited by the Board of Directors will be voted FOR the adoption of the amendment to increase the number of shares reserved by 300,000 shares available for issuance.

  Summary of the 1997 Plan

        Administration. A committee of non-employee directors of the board is responsible for administering the Plan (the "Committee"). The Committee has full authority, subject to the terms of the Plan, to make all determinations under the Plan. A "non-employee director" is a person who satisfies the definition of "non-employee director" as such term is defined in Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"). The Company will indemnify each member of the Board of Directors for actions taken under the Plan.

        Incentive and Nonstatutory Stock Options.    The Committee may grant incentive stock options under the Plan and options which do not qualify as incentive stock options ("nonstatutory stock options").

        Eligibility.    Employees of the Company and its subsidiaries, including officers and directors who are employees of the Company or any subsidiary of the Company, will be eligible to receive incentive stock options and nonstatutory stock options under the Plan. As of March 31, 2004, the Company had 28 full-time employees. Members of the Company's Board of Directors who are not employees of the Company or any of its subsidiaries will be eligible to receive nonstatutory stock options under the Plan. There are currently two (2) non-employee directors of the Company. The benefits or amounts that will be received by or allocated to persons eligible to receive options under the Plan are not determinable.

        Exercise Price.    The Plan provides that the exercise price under each incentive stock option or nonstatutory stock option shall be no less than 100% of the fair market value (110% of the fair market value for employees owning more than 10% of the Company's Common Stock) of the Common Stock on the day the option is granted. The exercise price of an option is to be paid in cash or in such other consideration as the Board deems acceptable, including the optionee's promissory note. The Board may also permit a participant to surrender previously owned shares to the Company, the fair market value of which would be applied to the option exercise price.

        Non-Transferability.    All options granted under the Plan may be exercised during the optionee's lifetime only by the optionee and are non-transferable except by will or the laws of descent and distribution. Notwithstanding the above, the Board may, at its discretion, permit the transfer of a nonstatutory option.

        Exercise.    The duration of each option will be as specified by the Board but will not exceed ten years from the date of grant (five years for incentive stock options granted to holders of more than 10% of the Company's Common Stock). The Board, at its discretion, may establish a vesting schedule for any option granted under the Plan.

        Effect of Termination of Services.    If an optionee's employment is terminated for a reason other than disability or death, exercisable options held by the optionee may be exercised no later than thirty days following the optionee's termination. If the optionee is an employee of the Company or a subsidiary of the Company and the termination is due to the optionee's death or permanent and total disability, exercisable options held by the optionee may be exercised for a period of ninety days following the termination. In each case, the options may be exercised only to the extent exercisable on the date of termination of employment and in no event is an option exercisable after the termination date specified in the option grant.

        Stock Dividends and Stock Splits.    The number, kind and price of the shares subject to each outstanding option will be proportionately and appropriately adjusted in the event of any stock dividend, stock split, recapitalization, reclassification, or other similar change in the Company's outstanding securities. The number of the shares of Common Stock of the Company reserved for issuance pursuant to options granted under the Plan will be adjusted by the Committee for any such changes.

        Corporate Transactions.    If within the duration of the stock option there is a corporate merger, consolidation or acquisition, a share exchange in which 95% or more of the outstanding capital stock is exchanged for capital stock of another corporation or the sale, transfer or other disposition of all or substantially all of the Company's assets ("Transaction"), the vesting schedules of all options shall automatically be accelerated so that the options shall become exercisable as to those shares which could be purchased under those vesting schedules 12 months after the date of consummation of the Transaction. All options, to the extent not previously exercised, shall terminate upon the consummation of such Transaction and cease to be exercisable unless expressly assumed by the successor corporation or parent thereof.

        Term of Plan.    The Plan will terminate on August 15, 2007, ten years from the date the Plan was adopted by the Board of Directors, or, if earlier, upon the purchase of all Common Stock subject to the Plan pursuant to the exercise of options granted under the Plan. Any options outstanding after the termination of the Plan will remain in effect in accordance with their terms. The Board of Directors may terminate or amend the Plan, except that the Board may not, without shareholder approval, increase the number of shares of Common Stock as to which options may be granted, materially increase the benefits accruing to participants or materially modify the eligibility requirements.

  Federal Income Tax Consequences

        Incentive Stock Options.    An optionee will not realize taxable income upon the grant of an incentive stock option under the Plan. In addition, an optionee will not realize taxable income upon the exercise of an incentive stock option if the optionee holds the shares acquired until at least one year after exercise and, if later, until two years after the date of grant of option. The amount by which the fair market value of the shares exceeds the option price at the time of exercise generally is an item of tax preference for purposes of the alternative minimum tax. If an optionee acquires stock through the exercise of an incentive stock option under the Plan and subsequently sells the stock after holding the stock for the period described above, the gain which is the difference between the sale price of the stock and the option exercise price will be taxed as capital gain. The gain will not be treated as ordinary income except when the holding period requirements discussed above are not satisfied.

        An incentive stock option does not entitle the Company to an income tax deduction except to the extent that an optionee realizes ordinary income therefrom.

        Nonstatutory Options.    An optionee generally will not realize taxable income upon the grant of a nonstatutory stock option. When an optionee exercises a nonstatutory stock option, the optionee will realize taxable ordinary income at that time equal to the difference between the option price and the fair market value of the stock on the date of exercise. An optionee will generally have a basis in stock acquired through the exercise of a nonstatutory stock option under the Plan equal to the fair market value of the stock on the date of exercise. If the optionee subsequently sells the stock, the gain which is the difference between the sale price and the basis will be taxed as capital gain. Any ordinary income realized by an optionee upon exercise of a nonstatutory stock option will be allowable to the Company as a deduction at the time it is realized by the optionee.

        Participants in the Plan should consult their own tax advisors to determine the specific tax consequences of the Plan for them.

  Grants under the 1997 Stock Option Plan

        The following table sets forth information regarding the grants awarded under the 1997 Stock Option Plan as of the Record Date:

Name and Position	Number of Options
James A. Bowman, Former Director, President and CEO	360,000
David W. Newton, Director, Vice President, Technology	30,000
All current executive officers and directors as a group (7 Persons)	580,000
All employees, including all executive officers and directors, as a group	860,304

  Market Value of Shares of Common Stock

        The closing price of the Company's Common Stock, as quoted on the Over-the-Counter Bulletin Board for May 28, 2004, was $3.40.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT OF THE 1997 PLAN INCREASING THE NUMBER OF COMMON SHARES AVAILABLE FOR ISSUANCE THEREUNDER BY 300,000 SHARES.

APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
(Proxy Item #3)

        The Board of Directors and Audit Committee have selected Gordon, Hughes & Banks, LLP as the Company's independent accountant to audit the Company's financial statements for the fiscal year ending March 31, 2005. The decision to engage Gordon, Hughes & Banks, LLP was approved by the Board of Directors and Audit Committee of the Company and this appointment will be submitted to the Company's shareholders for ratification at the Annual Meeting.

        On March 31, 2004, the Audit Committee engaged Gordon, Hughes & Banks, LLP as the principal accountant to audit the Company's financial statements for the fiscal year ended March 31, 2004. We expect that a representative of Gordon, Hughes & Banks, LLP will be present at the Annual Meeting and will be available to respond to appropriate questions, and such representative will have the opportunity to make a statement at the meeting.

        In June, 2003, the Board of Directors directed the Audit Committee of the Board to select a new independent auditing firm. On July 15, 2003, the Company engaged the firm selected by the Audit Committee, Spicer, Jeffries & Co., as independent auditors for the fiscal year ending March 31, 2004, to replace the firm of KPMG LLP, who were dismissed as the Company's accountants following the fiscal year ended March 31, 2003. During the period of KPMG LLP's engagement as the Company's independent auditors, there were no disagreements between KPMG LLP and the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to KPMG LLP's satisfaction, would have caused KPMG LLP to make reference to the subject matter of the disagreement in connection with its reports. The report of KPMG LLP on the financial statements for the fiscal year ended March 31, 2003 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

        The Company was notified by Spicer Jeffries LLP that their firm would cease providing services as accountants for public registrants, and therefore that they would cease providing their services as the Company's principal accountants effective March 31, 2004. During the period from July 15, 2003 through March 31, 2004, there were no disagreements between the Company and Spicer Jeffries LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Spicer Jeffries LLP satisfaction, would have caused Spicer Jeffries LLP to make reference to the subject matter of the disagreement in connection with its reports.

        Due to Spicer Jeffries LLP's decision to cease providing services to Encision before the filing of our 10KSB for the fiscal year ended March 31, 2004, Spicer Jeffries LLP did not issue any audit reports on our financial statements.

        During the Company's two most recent fiscal years and any subsequent interim period preceding June 29, 2004, there were no disagreements between the Company and Gordon, Hughes & Banks, LLP, on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF GORDON, HUGHES & BANKS, LLP AS INDEPENDENT PUBLIC ACCOUNTANTS.

OTHER MATTERS

        Management of the Company knows of no other matters that may come before the meeting. However, if any additional matters are properly presented at the meeting, it is intended that the persons named in the enclosed Proxy, or their substitutes, will vote such Proxy in accordance with their judgment on such matters.

        Shareholder proposals intended for presentation at the Company's 2005 Annual Meeting of Shareholders must be received by the Company at its offices in Boulder, Colorado, not later than May 16, 2005, and in order for any such proposal to be included in the Company's proxy statement for the 2005 Annual Meeting of Shareholders, such proposal must be received by the Company no later than March 30, 2005.

Audit Committee Report

        The Board of Directors maintains an Audit Committee comprised of the Company's outside directors. The Board of Directors and the Audit Committee believe that the Audit Committee's current members satisfy the Exchange's requirement that audit committee members be "independent directors" as that term is currently defined by the Exchange's Corporate Governance Requirements. New audit committee requirements of the Exchange that become effective with respect to the Company on July 31, 2005. will affect the composition, qualifications, and independence standards of the members of the Company's Audit Committee, the contents of the Committee's charter, the frequency of the Committee's meetings, the responsibilities of the Committee with respect to the Company's auditors, the establishment and oversight by the Committee of complaint procedures, the authority of the Committee to retain outside advisors, the funding of the Committee, and the oversight by the Committee of related party transactions. The Company intends to voluntarily comply with the new audit committee standards of the Exchange before the July 31, 2005 compliance deadline.

        Robert H. Fries is the Audit Committee's "financial expert" and is "independent" under the Exchange's rules as currently in effect and applicable to the Company. His background and credentials are more fully disclosed in his biography under "Election of Directors."

        The Audit Committee oversees the Company's financial process on behalf of the Board of Directors. The audit committee has adopted a written charter. The Audit Committee reviews and reassesses the adequacy of its charter on an annual basis. A copy of the Audit Committee's current charter is attached to this Proxy Statement as EXHIBIT A. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards, including Statement on Auditing Standards No. 61. In addition, the committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures and the letter from the independent auditors required by the Independence Standards Board, Standard No. 1. The Audit Committee approves in advance any and all audit services, including audit engagement fees and terms, and non-audit services provided to the Company by its independent auditors. The independent auditors and our management are expected to periodically report to the Audit Committee the extent of services provided by the independent auditors and the fees associated with these services.

        The committee discussed with the Company's independent auditors the overall scope and plans for their audit. The committee meets with the independent auditors to discuss the results of their examination, their evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting. The committee met one time in the fiscal year ended March 31, 2004.

        In reliance on the reviews and discussions referred to above, the audit committee recommended to the board, and the board has approved, that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended March 31, 2004, for filing with the Securities and Exchange Commission.

Audit Fees

        Fees and related expenses for the fiscal year 2004 audit by Gordon, Hughes & Banks, LLP are approximately $16,000, of which none has been billed through March 31, 2004.

Audit-Related Fees

        Audit-related expenses include $2,700 to Spicer Jeffries LLP related to the review of the financial statements contained in the Company's quarterly 10-QSB filings for the fiscal year ended March 31, 2004, of which $2,700 has been billed through March 31, 2004. The Company has not incurred any audit-related fees and expenses from Gordon, Hughes & Banks, LLP.

Tax Fees

        Neither Gordon, Hughes & Banks, LLP nor Spicer Jeffries LLP rendered any services related to tax return preparation or tax planning for the fiscal year ended March 31, 2004.

All Other Fees

        There were no aggregate fees billed for all other services rendered by Gordon, Hughes & Banks, LLP or Spicer Jeffries LLP for the fiscal year ended March 31, 2004.

        The audit committee has determined that the provision of services covered by the two preceding paragraphs is compatible with maintaining the principal accountant's independence from the Company.

        Submitted by the Audit Committee

    Vern D. Kornelsen, Audit Committee Member
    Robert H. Fries, Audit Committee Member

ANNUAL REPORT TO SHAREHOLDERS

        The Annual Report of the Company for the fiscal year ended March 31, 2004, including audited Financial Statements for the year then ended, as filed with the Securities and Exchange Commission on Form 10-KSB is being mailed to Shareholders on or about July 20, 2004 with these proxy materials.

        IN ORDER THAT YOUR SHARES MAY BE REPRESENTED IF YOU DO NOT PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY. IN THE EVENT YOU ARE ABLE TO ATTEND, WE WILL, IF YOU REQUEST, CANCEL THE PROXY.

SIGNATURE

By Order of the Board of Directors
/s/ ROGER C. ODELL Chairman of the Board of Directors

Boulder, Colorado
July 20, 2004

Exhibit A

Encision Inc.
Audit Committee's Charter

        One committee of the board of directors will be known as the audit committee, comprising at least two members. Only independent directors will serve on the audit committee. An independent director is free of any relationship that could influence his or her judgment as a committee member. An independent director may not be associated with a major vendor to, or customer of, the company. When there is some doubt about independence, as when a member of the committee has a short-term consulting contract with a major customer, the director should recluse himself from any decisions that might be influenced by that relationship.

        The primary function of the audit committee is to assist the board in fulfilling its oversight responsibilities by reviewing the financial information that will be provided to the shareholders and others, the systems of internal controls management and the board of directors have established and all audit processes.

  General responsibilities

  1.
  The audit committee provides open avenues of communication with the independent accountant and the board of directors.

  2.
  The audit committee must report committee actions to the full board of directors and may make appropriate recommendations.

  3.
  The audit committee has the power to conduct or authorize investigations into matters within the committee's scope of responsibilities. The committee is authorized to retain independent counsel, accountants or others it needs to assist in an investigation.

  4.
  The audit committee will meet at least one time each year, more frequently if circumstances make that preferable. The audit committee chairman has the power to call an audit committee meeting whenever he or she thinks there is a need.

    An audit committee member should not vote on any matter in which he or she is not independent. The audit committee may ask members of management or others to attend the meeting and is authorized to receive all pertinent information from management.

  5.
  The audit committee will do whatever else the law, the company's charter or bylaws or the board of directors require.

  Responsibilities for engaging independent accountants and appointing the internal auditor

  1.
  The audit committee will select the independent accountants for company audits. The committee's selection is subject to approval by the full board of directors. The audit committee also will review and set any fees paid to the independent accountants and review and approve dismissal of the independent accountants.

  2.
  The audit committee will confirm and assure the independence of the independent accountant, including a review of consulting services provided by the independent accountant and the fees paid for them.

  3.
  The audit committee will consider, in consultation with the independent accountant the audit scope and procedural plans made by the independent accountant.

  4.
  The audit committee will listen to management and the primary independent auditor if either thinks there might be a need to engage additional auditors. The audit committee will decide whether to engage an additional firm and, if so, which one.

  Responsibilities for reviewing internal audits, the annual external audit and the review of quarterly and annual financial statements

  1.
  The audit committee will ascertain that the independent accountant views the board of directors as its client, that it will be available to the full board of directors at least annually and that it will provide the committee with a timely analysis of significant financial reporting issues.

  2.
  The audit committee will ask management and the independent accountant about significant risks and exposures and will assess management's steps to minimize them.

  3.
  The audit committee will review the following with the independent account:

  a.
  The adequacy of the company's internal controls, including computerized information system controls and security.

  b.
  Any significant findings and recommendations made by the independent accountant, together with management's responses to them.

  4.
  Shortly after the annual examination is completed, the audit committee will review the following with management and the independent accountant:

  a.
  The company's annual financial statements and related footnotes.

  b.
  The independent accountant's audit of and report on the financial statements.

  c.
  The auditor's qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosures and how aggressive (or conservative) the accounting principles and underlying estimates are.

  d.
  Any serious difficulties or disputes with management encountered during the course of the audit.

  e.
  Anything else about the audit procedures or findings that GAAS requires the auditors to discuss with the committee.

  5.
  The audit committee will review annual filings with the SEC and other published documents containing the company's financial statements and will consider whether the information in the filings is consistent with the information in the financial statements.

  6.
  The audit committee will review the interim financial reports with management and the independent accountant before those interim reports are released to the public or filed with the SEC or other regulators.

  7.
  The audit committee will prepare a letter for inclusion in the annual report that describes the committee's composition and responsibilities and how the responsibilities were fulfilled.

  Periodic responsibilities

  1.
  Review and update the audit committee's charter annually.

  2.
  Review, with the independent accountant, the results of their examination of compliance with the company's code of conduct.

  3.
  Review legal and regulatory matters that may have a material effect on the organization's financial statements, compliance policies and programs and reports from regulators.

  4.
  Meet with the independent accountant and management in separate executive sessions to discuss any matters the audit committee or these groups believe should be discussed privately with the audit committee.

Exhibit B

ENCISION INC.
1997 STOCK OPTION PLAN

I. Purpose

        The ENCISION INC. 1997 STOCK OPTION PLAN ("Plan") provides for the grant of Stock Options to employees, directors and consultants of Encision Inc. (the "Company"), and such of its subsidiaries (as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code")), as the Board of Directors of the Company (the "Board") shall from time to time designate ("Participating Subsidiaries") in order to advance the interests of the Company and its Participating Subsidiaries through the motivation, attraction and retention of key personnel.

II. Incentive Stock Options and Non-Incentive Stock Options

        The Stock Options granted under the Plan may be either:

        a)    Incentive Stock Options ("ISO's") which are intended to be "Incentive Stock Options" as that term is defined in Section 422 of the Code; or

        b)    Nonstatutory Stock Options ("NSO's") which are intended to be options that do not qualify as "Incentive Stock Options" under Section 422 of the Code.

All Stock Options shall be ISO's only to the extent specified in the Option Agreement. Subject to the other provisions of the Plan, a Participant may receive ISO's and NSO's at the same time, provided that the ISO's and NSO's are clearly designated as such, and the exercise of one does not affect the exercise of the other.

        Except as otherwise expressly provided herein, all of the provisions and requirements of the Plan relating to Stock Options shall apply to ISO's and NSO's.

III. Administration

        The Plan shall be administered by the Board, or by a committee composed solely of two or more directors ("Committee") each of whom is a Non-Employee Director. The Committee or the Board, as the case may be, shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and any Stock Options granted thereunder, and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of the Code or in order that Stock Options that are intended to be ISO's will be classified as incentive stock options under the Code, or in order to conform to any regulation or to any change in any law or regulation applicable thereto. The Board shall have the power to reprice and accelerate the vesting of Stock Options. The Board may reserve to itself any of the authority granted to the Committee as set forth herein, and it may perform and discharge all of the functions and responsibilities of the Committee at any time that a duly constituted Committee is not appointed and serving. All references in this Plan to the "Committee" shall be deemed to refer to the Board whenever the Board is discharging the powers and responsibilities of the Committee, and to any special committee appointed by the Board to administer particular aspects of this Plan.

        All actions taken and all interpretations and determinations made by the Committee in good faith (including determinations of Fair Market Value) shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan, and all members of the Committee shall, in addition to their rights as directors, be fully protected by the

Company with respect to any such action, determination or interpretation. Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act") provides that the grant of a stock option to a director or officer of a company will be exempt from the provisions of Section 16(b) of the Exchange Act if the conditions set forth in that Rule are satisfied. Unless otherwise specified by the Committee, grants of Stock Options hereunder to individuals who are officers or directors of the Company shall be made in a manner that satisfies the conditions of that Rule.

IV. Definitions

        4.1.  "Stock Option." A Stock Option is the right granted under the Plan to an Employee, director, or consultant to purchase, at such time or times and at such price or prices ("Option Price") as are determined by the Committee, the number of shares of Common Stock determined by the Committee.

        4.2.  "Common Stock." A share of Common Stock means a share of authorized common stock of the Company.

        4.3.  "Fair Market Value." If the Common Stock is traded publicly, the Fair Market Value of a share of Common Stock on any date shall be the average of the representative closing bid and asked prices, as quoted by the National Association of Securities Dealers, Inc. through NASDAQ (its automated system for reporting quotes), for the date in question, or, if the Common Stock is listed on the NASDAQ National System or is listed on a national stock exchange, the officially quoted closing price on NASDAQ or such exchange, as the case may be, on the date in question. If the Common Stock is not traded publicly, the Fair Market Value of a share of Common Stock on any date shall be determined in good faith by the Committee after such consultations with outside legal, accounting and other experts as the Committee may deem advisable, and the Committee may maintain a written record of its method of determining such value.

        4.4.  "Employee." An Employee is an employee of the Company or any Participating Subsidiary.

        4.5.  "Participant." A Participant is an Employee, director or consultant to whom a Stock Option is granted.

        4.6.  "Non-Employee Director." A Non-Employee Director is a person who satisfies the definition of a "non-employee director" set forth in Rule 16b-3 under the Exchange Act or any successor rule or regulation, as it may be amended from time to time.

        4.7   "Corporate Transaction." A Corporate Transaction shall mean one or more of the following transactions unless persons who were holders of outstanding voting capital stock of the Company which was outstanding immediately prior to such transaction are immediately after such transaction holders of 51% or more of the outstanding voting capital stock of the surviving or acquiring entity (or equivalent equity interest if the entity is not a corporation): (i) a merger, consolidation or acquisition, (ii) a share exchange (with or without a stockholder vote) in which 95% or more of the outstanding capital stock of the Company is exchanged for capital stock of another corporation; or (iii) the sale, transfer or other disposition of all or substantially all of the Company's assets.

        4.8   "Securities Act." Securities Act shall mean the Securities Act of 1933, as amended.

        4.9   "Change in Control." Change in Control shall mean any of the following events occurring after the Effective Date of the Company's Registration Statement filed with the Securities Exchange Commission for its Initial Public Offering.

          A.    If any one Person (as defined below), after the date of the Company's Initial Public Offering, in a single transaction or in a series of transactions shall purchase or otherwise acquire or become the beneficial owner of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company's then outstanding voting securities (including any voting securities issuable upon conversion of convertible securities of the Company held by such Person).

          B.    If at any annual or special meeting of Company stockholders following a contested election the Board of Directors of the Company shall cease to be an Authorized Board. For purposes of this paragraph, a "contested election" shall mean (i) an election contest subject to Rule 14a-11 under the Exchange Act or (ii) an election which would have been subject to Rule 14a-11 if at the time of such election the Company had securities registered pursuant to Section 12 of the Exchange Act.

          C.    If a change of control of the Company (i) required to be reported in accordance with Item 6 of Schedule 14A under the Exchange Act, or (ii) which would be required to be reported in accordance with Item 6 of Schedule 14A if at the time of such election the Company had securities registered pursuant to Section 12 of the Exchange Act, has otherwise occurred, unless a Constitutional Majority of an Authorized Board approves the change of control and specifically waives the application of this section.

          For purposes of this Section 4.9 "Person" shall have the meaning set forth in Sections 13(d) and 14(d)(2) of the Exchange Act, as in effect on the date thereof, and shall include, without limitation, any "Affiliate" or "Associate" of such Person (as those terms are used in Rule 12b-2 under the Exchange Act); provided, however, that the term "Person" shall not include the Company or any trustee or other fiduciary holding securities under any employee benefit plan of the Company. For purposes of this Section 4.9, (i) beneficial ownership shall be computed in accordance with Rule 13d-3 under the Exchange Act; and (ii) "Authorized Board" shall mean a Board of Directors of the Company of which a number of directors equal to a majority of the authorized number of directors constituting the entire Board, including vacancies (a "Constitutional Majority"), were either members of the Board of Directors on the date of the Company's Initial Public Offering or were nominated or elected a director by a Constitutional Majority at the date of nomination or election of an Authorized Board.

        4.10 "Initial Public Offering". "Initial Public Offering" shall mean the Company's first offering of securities to the public which is registered pursuant to the Securities Act.

V. Eligibility and Participation

        Grants of ISO's may be made to Employees of the Company or any Participating Subsidiary. Grants of NSO's may be made to Employees or directors of, or consultants to, the Company or any Participating Subsidiary. Any director of the Company or of a Participating Subsidiary who is also an Employee shall also be eligible to receive ISO's. The Board or Committee shall from time to time determine the Participants to whom Stock Options shall be granted, the number of shares of Common Stock subject to each Stock Option to be granted to each such Participant, and the Option Price of such Stock Options, all as provided in this Plan. The Option Price of any ISO or NSO shall be not less than the Fair Market Value of a share of Common Stock on the date on which the Stock Option is granted. If an ISO is granted to an Employee who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company, the Option Price of such ISO shall be at least 110% of the Fair Market Value of the Common Stock subject to the ISO at the time such ISO's are granted, and such ISO shall not be exercisable after five years after the date on which it was granted. Each Stock Option shall be evidenced by a written agreement ("Option Agreement") containing such terms and provisions as the Committee may determine, subject to the provisions of this Plan.

VI. Shares of Common Stock Subject to the Plan

        6.1.  Maximum Number. The maximum aggregate number of shares of Common Stock that may be made subject to Stock Options shall be 800,000 authorized shares. To the extent the aggregate Fair Market Value (determined as of the time the ISO is granted) of the stock with respect to which ISO's are exercisable for the first time by an individual in a particular calendar year exceeds $100,000, such excess Stock Options shall be treated as NSO's. If any shares of Common Stock subject to Stock Options are not purchased or otherwise paid for before such Stock Options expire, such shares may again be made subject to Stock Options.

        6.2.  Capital Changes. In the event any changes are made to the shares of Common Stock (whether by reason of reorganization, recapitalization, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure or otherwise), appropriate adjustments shall be made in: (i) the number of shares of Common Stock theretofore made subject to Stock Options, and in the Option Price of said shares; and (ii) the aggregate number of shares which may be made subject to Stock Options in the future. If any of the foregoing adjustments shall result in a fractional share, the fraction shall be disregarded, and the Company shall have no obligation to make any cash or other payment with respect to such a fractional share.

VII. Exercise of Stock Options

        7.1   Time of Exercise. Subject to the provisions of the Plan, the Committee, in its discretion, shall determine the time when a Stock Option, or a portion of a Stock Option, shall become exercisable, and the time when a Stock Option, or a portion of a Stock Option, shall expire. Such time or times shall be set forth in the Option Agreement evidencing such Stock Option. Unless otherwise specified in an Option Agreement, a Stock Option shall become exercisable (i) with respect to 20% of the shares subject thereto on the anniversary of the date of grant, and (ii) with respect to 1/48th of the remaining shares subject thereto at the end of each month after the first anniversary of the date of grant, (so that all Stock Options are fully vested five (5) years after the date of grant) subject to continued employment with the Company or a Participating Subsidiary and Section 7.4 hereof. A Stock Option shall expire, to the extent not exercised, no later than the tenth anniversary of the date on which it was granted. The Committee may accelerate the vesting of any Participant's Stock Option by giving written notice to the Participant. Upon receipt of such notice, the Participant and the Company shall amend the Option Agreement to reflect the new vesting schedule. The acceleration of the exercise period of a Stock Option shall not affect the expiration date of that Stock Option.

        7.2   Exchange of Outstanding Stock. The Committee, in its sole discretion, may permit a Participant to (i) surrender to the Company whole shares of Common Stock previously acquired by the Participant and/or (ii) request that the Company withhold whole shares of Common Stock issuable upon exercise of the Stock Option, as part or full payment for the exercise of a Stock Option. Such surrendered or withheld shares shall be valued at their Fair Market Value on the date of exercise. Shares credited to a Participant shall again be available for grant under the Plan.

        7.3.  Use of Promissory Note; Exercise Loans. The Committee may, in its sole discretion, impose terms and conditions, including conditions relating to the manner and timing of payments, on the exercise of Stock Options. Such terms and conditions may include, but are not limited to, permitting a Participant to deliver to the Company his promissory note as full or partial payment for the exercise of a Stock Option. The Committee, in its sole discretion, may authorize the Company to make a loan to a Participant in connection with the exercise of Stock Options, or authorize the Company to arrange or guarantee loans to a Participant by a third party. Any loan by the Company or acceptance of a promissory note shall be made in accordance with the corporate law of the Company's state of incorporation.

        7.4.  Termination of Employment before Exercise. If the employment of a Participant who was an employee of the Company or a Participating Subsidiary when the Stock Option was granted shall terminate for any reason other than the Participant's death or disability, any Stock Option granted to the Participant, to the extent then exercisable under the applicable Option Agreement(s), shall remain exercisable after the termination of the Participant's employment for a period of thirty (30) days (but not later than the specified expiration date). If the Participant's employment is terminated because the Participant is disabled within the meaning of Section 22(e)(3) of the Code, any Stock Option granted to the Participant, to the extent then exercisable under the applicable Option Agreement(s), shall remain exercisable after the termination of his employment for a period of ninety (90) days (but not later than the specified expiration date). If the Participant dies while employed by the Company or a Participating Subsidiary, or during the three-month or twelve-month periods referred to above, his Stock Options may be exercised by the Participant's estate, duly appointed representative or beneficiary who acquires the Stock Options by will or by the laws of descent and distribution, to the extent that they were exercisable on the date of cessation of his employment, but no further installments of the Participant's Stock Options will become exercisable and each of the Participant's Stock Options shall terminate on the first anniversary of the date of the Participant's death (but not later than the specified expiration dates). If a Stock Option is not exercised during the applicable period, it shall be deemed to have been forfeited and of no further force or effect.

        Notwithstanding the foregoing provisions of this Section 7.4, but subject to the other provisions of this Plan, the Option Agreement may specify longer periods for exercise of a NSO or ISO (unless to do so in the case of an ISO would cause the ISO not to qualify as an incentive stock option pursuant to Section 422 of the Code) after any such an event.

        Upon action of the Committee in its sole discretion, except as provided in a written employment or consulting agreement of the Company or a Participating Subsidiary with the Participant, which is referenced in the Option Agreement, any Stock Option shall terminate immediately, and may not be exercised: (i) if prior to the date of exercise, Participant is terminated for cause as an Employee of the Company or its Participating Subsidiary, or if not an Employee, for cause as a director or consultant for the Company or its Participating Subsidiary; or (ii) if subsequent to a Participant's termination and prior to the expiration of the term of the Stock Option conditions arise or are discovered with respect to a Participant that would have constituted cause for termination. "Cause" shall have the meaning given to it in the Participant's written employment, consultant or director agreement with the Company or Participating Subsidiary. If no such written agreement exists, "cause" shall mean (i) dishonesty which is not the result of an inadvertent or innocent mistake with respect to the Company or any of its subsidiaries; (ii) willful misfeasance or nonfeasance of duty intended to injure or having the effect of injuring in some material fashion the reputation, business or business relationships of the Company or any of its subsidiaries or any of their respective officers, directors or employees; (iii) conviction upon a charge of any crime involving moral turpitude or a crime other than a vehicle offense which could reflect in some material fashion unfavorably upon the Company or any of its subsidiaries; or (iv) willful or prolonged absence from work by the Participant (other than by reason of disability due to physical or mental illness) or failure, neglect or refusal by the Participant to perform his duties and responsibilities without the same being corrected upon twenty (20) days prior written notice. In addition, unless specifically provided otherwise in reference to this Plan in a written employment, consultant or director agreement with the Company or Participating Subsidiary, "cause" for purposes of this Section 7.4 shall exist (and termination of the Stock Option may occur even if not so provided in the written employment, consultant or director agreement with the Company or Participating Subsidiary) if the Participant materially breaches any provision of an agreement with the Company or any of its subsidiaries with respect to obligations regarding non-competition, confidentiality, non-solicitation of customers, and non-hire of customers and employees of the Company or a Subsidiary, or if the Participant commits a material breach of any other obligation to the Company or any of its subsidiaries under conditions where the existence of this risk of termination of the Stock

Option would not constitute a substantial risk of forfeiture under Section 83 of the Code if Section 83 of the Code would apply in respect of such Stock Options in such circumstance and require such Stock Option to be treated as taxable income to the Participant prior to exercise or transfer of the Stock Option.

        7.5.  Disposition of Forfeited Stock Options. Any shares of Common Stock subject to Stock Options forfeited by a Participant shall not thereafter be eligible for purchase by the Participant, but may be made subject to Stock Options granted to other Participants.

        7.6.  Conditions of Exercise. Notice of exercise shall be in the form attached to the Option Agreement and shall, in the discretion of the Company, contain a representation, in the form provided by the Company, that the shares are being purchased for investment only and not for resale or distribution, and such other representations and agreements as the Company may reasonably require.

VIII. No Contract of Employment

        Nothing in this Plan shall confer upon the Participant the right to continue as an employee, consultant or director of the Company or any Participating Subsidiary, nor shall it interfere in any way with the right of the Company, or any Participating Subsidiary, to discharge the Participant at any time for any reason whatsoever, with or without cause. Nothing in this Article VIII shall affect any rights or obligations of the Company or any Participant under any written contract of employment.

IX. No Rights as a Stockholder

        A Participant shall have no rights as a stockholder with respect to any shares of Common Stock subject to a Stock Option. Except as provided in Section 6.2, no adjustment shall be made in the number of shares of Common Stock issued to a Participant, or in any other rights of the Participant upon exercise of a Stock Option by reason of any dividend, distribution or other right granted to stockholders for which the record date is prior to the date of exercise of the Participant's Stock Option. The Committee, the Board and the Company have no continuing duty to provide a Participant with information concerning the Company.

X. Assignability

        No Stock Option granted under this Plan, nor any other rights acquired by Participant under this Plan, shall be assignable or transferable by a Participant, other than by will or the laws of descent and distribution. Notwithstanding the preceding sentence, the Committee, in its sole discretion, may permit the assignment or transfer of an NSO and the exercise thereof by a person other than a Participant, on such terms and conditions as the Committee in its sole discretion may determine. Any such terms shall be set forth in the Option Agreement. In the event of a Participant's death, the Stock Option may be exercised by the personal representative of the Participant's estate or by the successor or successors in interest determined under the Participant's will or under the applicable laws of descent and distribution. The terms of any rights under this Plan in the hands of a transferee or assignee shall be determined as if held by the Participant and shall be of no greater extent or term than if the transfer or assignment had not taken place.

XI. Corporate Transactions and Changes in Control

        11.1. At least ten (10) days prior to the consummation of a Corporate Transaction, the Company shall give Participants written notice of the proposed Corporate Transaction. The vesting schedules of all Stock Options shall automatically be accelerated so that the Stock Options shall become exercisable as to those shares which could be purchased under those vesting schedules 12 months after the date of consummation of the Corporation Transaction. In addition, at the sole discretion of the Committee, the vesting schedule of some or all other Stock Options may be accelerated so that all or any portion of

Stock Options outstanding under the Plan immediately prior to the consummation of the Corporate Transaction shall, for all purposes under this Plan, become exercisable as of such time. If a Corporate Transaction is to occur, in lieu of allowing a Participant to exercise the Participant's Stock Options, the Board may, in its sole discretion, require some or all Participants to accept a cash payment in consideration for the termination of the Participant's Stock Options. The termination shall occur immediately prior to the consummation of the Corporate Transaction and the cash payment shall be equal to the difference between the price per share of Common Stock in the Corporate Transaction as determined by the Board and the exercise price of a Participant's Stock Options. All Stock Options, to the extent not previously exercised, shall terminate upon the consummation of such Corporate Transaction and cease to be exercisable unless expressly assumed by the successor corporation or parent thereof. Provided, however, that if the Corporate Transaction is to be accounted for as a "pooling-of-interest," then unexercised stock options shall be exchanged for similar options of the acquirer or surviving entity or voting common stock of the acquirer or surviving entity based on the value of the options, as and to the extent required by APB No. 16, accounting pronouncements of the Securities and Exchange Commission, and other authoritative principles and pronouncements concerning pooling-of-interest accounting. Notwithstanding the foregoing, the vesting of a Participant's Stock Options shall not be accelerated (if and to the extent requested in writing by the Participant) upon a Corporate Transaction if the participant is a "disqualified individual" as that term is defined in Section 280G of the Internal Revenue Code.

        11.2. The vesting schedules of all Stock Options shall be automatically accelerated so that the Stock Options shall become exercisable as to all shares subject to the Stock Options if the Participant's employment is terminated without cause by the Company within one (1) year following a Change in Control. "Without cause" means that "cause" did not exist as defined in Section 7.4.

        11.3 The employment, consulting or directorship agreement, or the Option Agreement of a Participant may contain terms that vary from Sections 11.1 and 11.2 upon approval of the Board and the Committee.

XII. Amendment

        The Board of Directors may from time to time alter, amend, suspend or discontinue the Plan, including, where applicable, any modifications or amendments as it shall deem advisable in order that ISO's will be classified as incentive stock options under the Code, or in order to conform to any regulation or to any change in any law or regulation applicable thereto; provided, however, that no such action shall adversely affect the rights and obligations with respect to Stock Options at any time outstanding under the Plan; and provided further that no such action shall, without the approval of the stockholders of the Company, (i) increase the maximum number of shares of Common Stock that may be made subject to Stock Options (unless necessary to effect the adjustments required by Section 6.2), (ii) materially modify the requirements as to eligibility for participation in the Plan, or (iii) materially increase the benefits accruing to Participants under the Plan.

XIII. Registration of Optioned Shares

        The Stock Options shall not be exercisable unless the purchase of such optioned shares is pursuant to an applicable effective registration statement under the Securities Act and applicable state securities laws or unless, in the opinion of counsel to the Company, the proposed purchase of such optioned shares would be exempt from the registration requirements of the Securities Act and from the registration or qualification requirements of applicable state securities laws. Any certificates for such shares shall bear such legends as deemed appropriate by the Committee.

XIV. Withholding Taxes

        The Company or Participating Subsidiary may take such steps as it may deem necessary or appropriate for the withholding of any taxes or funds (including the withholding of shares of Common Stock otherwise issuable which have appropriate Fair Market Value) which the Company or the Participating Subsidiary is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Stock Options. To the extent provided by the terms of an Option Agreement, a Participant may satisfy any federal, state or local withholding obligation relating to the exercise of a Stock Option by any of the following means or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares otherwise issuable to the Participant upon such exercise; or (iii) delivering to the Company previously owned and unencumbered shares of Common Stock.

XV. Brokerage Arrangements

        The Committee, in its discretion, may enter into arrangements with one or more banks, brokers or other financial institutions to facilitate the disposition of shares acquired upon the exercise of Stock Options including, without limitation, arrangements for the simultaneous exercise of Stock Options and the sale of shares acquired upon exercise.

XVI. Nonexclusivity of the Plan

        Neither the adoption of the Plan by the Board nor the submission of the Plan to stockholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt such other or additional incentive or other compensation arrangements of whatever nature as the Board of Directors may deem necessary or desirable or preclude or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees generally, or to any class or group of employees, which the Company or any Participating Subsidiary now has lawfully put into effect, including, without limitation, any retirement, pension, savings and stock purchase plan, insurance, death and disability benefits and executive short-term or long-term incentive plans.

XVII. Special California Provisions

        17.1 Special Provisions. In order for the grant or exercise of a Stock Option to be exempt from the securities laws of the State of California: (i) the total number of shares issuable upon exercise of all outstanding Stock Options plus the total number of shares issuable under any stock option, stock bonus or similar plan of the Company may not exceed thirty percent (30%) of the then outstanding shares of capital stock of the Company, measured on an as converted to common basis; (ii) the Option Price of all Stock Options shall be at least 110% of Fair Market Value of a share of Common Stock if the Participant owns more than ten percent (10%) of the combined voting power of all classes of stock of the Company; (iii) no Stock Option shall be exercisable more than 120 months from date of grant; (iv) each Participant located in California shall receive the annual financial statements of the Company; and (v) each Participant shall be delivered a copy of this Plan, as amended, with each Option Agreement.

XVIII. Effective Date

        This Plan was adopted by the Board on July 1, 1997 and became effective on that date subject to the approval of the Company's stockholders within twelve (12) months thereafter. However, if such approval is not obtained all provisions of this Plan, and all grants hereunder, shall nevertheless be effective except that all ISO's shall be NSO's. No Stock Options shall be granted subsequent to ten years after the effective date of the Plan. Stock Options outstanding subsequent to ten years after the effective date of the Plan shall continue to be governed by the provisions of the Plan.

ENCISION INC.

SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL
MEETING OF SHAREHOLDERS TO BE HELD AUGUST 16, 2004

        The undersigned hereby constitutes, appoints and authorizes John R. Serino and David W. Newton and each of them, the true and lawful attorneys and Proxies of the undersigned with full power of substitution and appointment, for and in the name, place and stead of the undersigned, to act for and vote as designated below, all of the undersigned's shares of the no par value common stock of Encision Inc., a Colorado corporation, at the Annual Meeting of Shareholders to be held at 10:00 A.M. Mountain Daylight Time, on August 16, 2004, at the offices of Faegre & Benson LLP, 1900 Fifteenth Street, Boulder, Colorado, 80302 and at any and all adjournments thereof, for the following purposes:

  1.
  To elect five (5) Directors:

☐
For all nominees listed below (except as marked to the contrary):

☐
Withhold authority to vote for the nominees listed below:

    Vern D. Kornelsen
    Robert H. Fries
    John R. Serino
    David W. Newton
    Roger C. Odell

        (INSTRUCTION: To withhold authority to vote for any individual nominee, draw a line through or otherwise strike out his name. If authority to vote for the election of any nominee is not withheld, the execution of this Proxy shall be deemed to grant such authority.)

  2.
  To approve the amendment of the Encision Inc. 1997 Stock Option Plan.

☐ FOR                ☐ AGAINST                ☐ ABSTAIN

  3.
  To approve of the appointment of Gordon, Hughes & Banks, LLP as the Company's independent public accountants.

☐ FOR                ☐ AGAINST                ☐ ABSTAIN

  4.
  To transact such other business as may properly come before the meeting, or any adjournment thereof.

☐ FOR                ☐ AGAINST                ☐ ABSTAIN

        The undersigned hereby revokes any Proxies as to said shares heretofore given by the undersigned, and ratifies and confirms all that said attorneys and Proxies may lawfully do by virtue hereof.

  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

        The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement furnished herewith.

DATED:	, 2004.

        Signature(s) should agree with the name(s) shown hereon. Executors, administrators, trustees, guardians and attorneys should indicate their capacity when signing. Attorneys should submit powers of attorney.

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ENCISION INC. PLEASE SIGN AND RETURN THIS PROXY TO COMPUTERSHARE INVESTOR SERVICES, 350 INDIANA STREET, SUITE 800, GOLDEN, CO 80401. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

QuickLinks

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
SOLICITATION OF PROXIES
OUTSTANDING CAPITAL STOCK
QUORUM AND VOTING
ACTION TO BE TAKEN AT THE MEETING
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
ELECTION OF DIRECTORS (Proxy Item #1)
EXECUTIVE COMPENSATION
Summary Compensation Table
AGGREGATED 2004 FISCAL YEAR END OPTION EXERCISES AND OPTION VALUES
APPROVAL OF THE AMENDMENT OF THE 1997 STOCK OPTION PLAN (Proxy Item #2)
APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS (Proxy Item #3)
OTHER MATTERS
Audit Committee Report
ANNUAL REPORT TO SHAREHOLDERS
SIGNATURE
  Exhibit A
Encision Inc. Audit Committee's Charter
  Exhibit B
ENCISION INC. 1997 STOCK OPTION PLAN